                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FIRST CAROLINA INVESTORS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

                         FIRST CAROLINA INVESTORS, INC.

                               EXECUTIVE OFFICES
                       1130 EAST THIRD STREET, SUITE 410
                              CHARLOTTE, NC 28204

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of First Carolina Investors, Inc. will be held at the Days Inn Hotel (Airport), 4345 Genesee Street in the City of Buffalo, State of New York, June 19, 2000 at 1:00 P.M., for the following purposes:

     1. To elect Directors of First Carolina Investors, Inc. (the "Company") for the coming year.

     2. To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent public accountants for the current year.

     3. To consider and act upon any other matters which may properly come before the meeting.

     All shareholders are invited to attend the meeting. Only shareholders of record at the close of business on April 20, 2000 will be entitled to vote at the meeting. It is important that your shares be represented at this meeting so that the presence of a quorum may be assured.

     ENCLOSED IS A FORM OF PROXY WHICH, IF YOU DO NOT EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND FORWARD TO THE SECRETARY OF THE COMPANY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

April 25, 2000

                         FIRST CAROLINA INVESTORS, INC.

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 2000

                                                                  April 25, 2000

     This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. of proxies to be used at the Annual Meeting of Shareholders of First Carolina Investors, Inc. to be held on June 19, 2000 at 1:00 P.M., and any adjournment thereof. The Meeting will be held at the Days Inn Hotel (Airport), 4345 Genesee Street in the City of Buffalo, State of New York.

                             PURPOSE OF THE MEETING

     The Annual Meeting is held for the following purposes:

     1. To elect Directors of First Carolina Investors, Inc. (sometimes referred to as the "Company") for the coming year.

     2. To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent public accountants for the current year.

     3. To consider and act upon any other matters which may properly come before the meeting.

     The Directors do not know of any other matters which will be presented at the Meeting.

     THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF FIRST CAROLINA INVESTORS, INC.

                                     VOTING

     The only voting securities of the Company are shares of common stock having no par value of which 3,500,000 were authorized. The total number of shares issued as of April 20, 2000 was 930,862 of which the company holds 4,300 shares as treasury stock, leaving 926,562 shares outstanding and entitled to vote at the meeting. Shareholders of record on April 20, 2000 will be entitled to vote on the matters described herein.

                             PRINCIPAL SHAREHOLDERS

     The following table shows the stock ownership as of December 31, 1999 of the shareholders who are known to the Company to be beneficial owners of more than 5 percent of the Company's common stock.

NAME AND ADDRESS                                                AMOUNT AND NATURE OF    PERCENT OF
BENEFICIAL OWNER                                                BENEFICIAL OWNERSHIP    OWNERSHIP
----------------                                                --------------------    ----------
Brent D. Baird..............................................          558,232(1)           60.2%
Bruce C. Baird and 19 others
1350 One M&T Plaza
Buffalo, NY 14203

H. Thomas Webb, III.........................................           48,000(2)            5.2%
P O Box 33607
Charlotte, NC 28233

---------------

(1) Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504 respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.
(2) Includes 30,000 shares representing vested stock options. See Incentive Stock Grant and Option Plan.

                       PROPOSAL FOR CONSIDERATION OF THE
                          SHAREHOLDERS BY THE COMPANY

                             ELECTION OF DIRECTORS

NOMINEES

     Six Directors of First Carolina Investors, Inc. are to be elected to hold office until the next annual election and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as Directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the Directors may recommend.

                                                                           SHARES OWNED
NAME, AGE, AND                                                  DIRECTOR      AS OF
PRINCIPAL OCCUPATION                                             SINCE       12/31/99
--------------------                                            --------   ------------
BRENT D. BAIRD*, 61, Chairman and Director..................    2/15/78      558,232(1)
Mr. Baird is primarily a private investor, a registered
person with Trubee Collins & Co., Inc., a member of the New
York Stock Exchange. In addition to his duties with the
Company, he is also a Director of M&T Bank Corporation, Todd
Shipyards Corporation, Exolon-ESK Company, Merchants Group,
Inc., Ecology and Environment, Inc., Marine Transport
Corporation, and Allied Healthcare Products, Inc.

BRUCE C. BAIRD*, 54, Vice-President, Secretary/Treasurer and
  Director..................................................    6/19/91      558,232(2)
Since 1975 Mr. Baird has been Chairman and owner of Belmont
Management Co., Inc., a real estate development and
management company. Since 1985, Mr. Baird has been President of Belmont Contracting Co., Inc., a construction company.

THEODORE E. DANN, JR., 46, Director.........................    1/17/95          200
Since 1985 Mr. Dann has been Director, Vice President,
Secretary/Treasurer, and General Counsel for Ferro Alloys
Services, Inc. Mr. Dann is also Chairman of the Board of
Exolon-ESK Company. He is also currently serving as Chairman and Chief Executive Officer of Buffalo Technologies
Corporation.

                                                                           SHARES OWNED
NAME, AGE, AND                                                  DIRECTOR      AS OF
PRINCIPAL OCCUPATION                                             SINCE       12/31/99
--------------------                                            --------   ------------
PATRICK W.E. HODGSON, 59, Director..........................    6/17/92        6,700
Mr. Hodgson has been Chairman of the Board of Todd Shipyards
Corporation since February 1993 and has been the President
of Cinnamon Investments Ltd. since 1981. Mr. Hodgson is also a Director of M&T Bank Corporation and Exolon-ESK Company

JAMES E. TRAYNOR, 50, Director..............................    5/29/98       26,012(3)
Mr. Traynor is President of Clear Springs Development Co.,
LLC. From 1979 to 1997 Mr. Traynor was Vice President,
Secretary/Treasurer of the Company.

H. THOMAS WEBB III*, 52, President and Director.............    6/30/79       48,000(4)
Mr. Webb is Senior Vice President of Crescent Resources,
Inc. Mr. Webb is and has been President and a Director of
the company since June 30, 1979.

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(1) Mr. Brent D. Baird disclaims beneficial ownership or interest in all but 452,160 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13-D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 19 others). However, the shareholders disclaim that they constitute a "group" as defined in the Securities and Exchange Act of 1934.
(2) Mr. Bruce C. Baird disclaims beneficial ownership or interest in all but 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13-D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a "group" as defined in the Securities and Exchange Act of 1934.
(3) Includes 15,000 shares representing vested options as a result of the Incentive Stock Grant and Options Plan.
(4) Includes 30,000 shares representing vested options as a result of the Incentive Stock Grant and Options Plan.

 * Indicates Director is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940.

VOTING FOR DIRECTORS

     Any shareholder is entitled to vote, in person or by proxy, the number of shares standing of record in the shareholder's name on the record date for as many persons as there are Directors to be elected. Cumulative voting is not permitted.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table represents the number of shares of common stock of First Carolina Investors, Inc. beneficially owned by the Directors and Officers of the Company as a group as of December 31, 1999.

               NAME OF PERSONS                                AMOUNT OWNED BENEFICIALLY
               ---------------                  -----------------------------------------------------
All Directors and Officers of First Carolina
  Investors, Inc. as a Group (6) persons......                         639,144
                                                (69.0% of the outstanding shares of Common stock of
                                                the Company)

     Brent D. Baird, Bruce C. Baird and 18 others own 558,232 shares of common stock of the Company, or 60.2% percent of the total outstanding shares. Brent D. Baird and Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504, respectively, of such shares. (See Notes (1) and (2) to the table of ELECTION OF DIRECTORS -- NOMINEES.)

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                                   PRINCIPAL OCCUPATION AND
                                                                   BUSINESS EXPERIENCE FOR
NAME & BUSINESS                                  AGE                     PAST 5 YEARS
---------------                                  ---   ------------------------------------------------
Brent D. Baird.................................  61    See table under "Election of Directors"
Chairman of the Board of Directors, Director

H. Thomas Webb III.............................  52    See table under "Election of Directors"
President and Director

Bruce C. Baird.................................  54    See table under "Election of Directors"
Vice President, Secretary/Treasurer and
Director

     Brent D. Baird and Bruce C. Baird are brothers. No other Directors or officers are related.

EXECUTIVE COMPENSATION

     The following table sets forth, for the three years ended December 31, 1999, all compensation that the Company and its subsidiaries paid to, or set aside for, each officer whose cash compensation exceeded $60,000 and to all Directors as a group:

                                                        AGGREGATE
                                                       COMPENSATION
                                                --------------------------
                 (A)                    (B)        (C)            (D)           (E)           (F)
                                                                                             TOTAL
                                                                              PENSION     COMPENSATION
NAME                                                            DEFERRED      BENEFITS      PAID TO
PRINCIPAL                                         SALARY      COMPENSATION    ACCRUED      DIRECTORS
POSITION                                YEAR    ($) (1)(3)     ($) (2)(3)     ($) (4)         ($)
---------                               ----    ----------    ------------    --------    ------------
H. Thomas Webb III....................  1999      66,617             --         9,992            --
Director and                            1998     128,653             --        15,652            --
President                               1997     481,676             --        22,500            --

James E. Traynor......................  1999      33,307             --         4,997            --
Director                                1998      54,529             --         7,827            --
                                        1997     277,232             --         9,860            --

All Directors.........................  1999          --             --            --        78,600
as a Group                              1998          --             --            --        58,777
(6 persons)                             1997          --             --            --        55,400

---------------

(1) On February 17, 1993 the Board of Directors adopted a compensation plan for Messrs. Webb and Traynor which directly links their pay to the Company's real estate profits (the "Plan"). Effective January 1, 1998 Mr. Webb served without salary but will continue to receive an incentive payment pursuant to the Plan. Mr. Traynor will continue to receive payments pursuant to the Plan related to the Company's receipts from its real estate sales program initiated during Mr. Traynor's service as Vice President of the Company.
(2) The Company has a non-qualified Deferred Compensation Plan, pursuant to which Directors and Officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. At present, both persons named in the table above, have participated. Beginning January 1, 1998 additional contributions are no longer allowed.
(3) On September 23, 1992 the Board of Directors adopted an incentive plan for Mr. Webb. Pursuant to the plan, Mr. Webb is to receive 3.5% from the sale of property held for investment in the Park Crossing community. As of this date approximately 5 acres remain unsold. These parcels are categorized as land held for investment in the consolidated financial statements of the Company. During 1999 no payment was due. During 1998 Mr. Webb received $20,379. During 1997 Mr. Webb received $30,249.
(4) The Company has a pension plan for all full time employees, including officers. The plan is a Simplified Employee Pension (SEP) as defined in the Internal Revenue Code. Under the SEP, the employer may make annual contributions not to exceed the lesser of $22,500 or 15 percent of eligible employees' total compensation.

INCENTIVE STOCK GRANT AND OPTION PLAN

     The Incentive Stock Grant and Option Plan ("the Plan") authorized the issuance of up to 60,000 shares (as adjusted for the March 1994 stock split) of the Company's common stock to Messrs. Webb and Traynor. Pursuant to the Plan, 15,000 shares were subject to an outright grant and 45,000 shares are subject to an option. Mr. Webb was granted 10,000 shares and Mr. Traynor was granted 5,000 shares over the five year period ending January 2, 1992. The shares vested 20% per annum from January 2, 1988 through January 2, 1992.

     Stock options awarded pursuant to the plan are nonstatutory options within the meaning of the Internal Revenue Code of 1954, as amended. Pursuant to the Plan, Mr. Webb received options on 30,000 shares and Mr. Traynor received options on 15,000 shares. The exercise price for the options is $12.75 per share. This represents 100% of the fair market value of the Company's stock on the date the Plan was adopted. The right to exercise the options vests 20% for each completed year of service on a fiscal year basis commencing July 1, 1987. To date all option shares have vested but no options have been exercised. The options expire on December 31, 2002.

DIRECTORS' COMPENSATION

     Each Director received compensation of $2,500 per Directors' meeting attended and $100 per Audit Committee meeting attended. The Chairman also receives a monthly salary of $1,500.

MEETINGS AND COMMITTEES OF DIRECTORS

     There are two committees of Directors. They are the Executive Committee and the Audit Committee. The Executive Committee is composed of Directors Brent D. Baird*, Patrick W.E. Hodgson and H. Thomas Webb III*. The Executive Committee is charged with many of the duties and responsibilities of the Board of Directors between meetings of the Board. The Committee did not meet during 1999. The Audit Committee is composed of Directors Patrick W.E. Hodgson, Theodore E. Dann, Jr., and James E. Traynor. This committee is charged with the duty of reviewing and considering the auditors' fee estimates, billings and independence. The committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements of the Company, the auditors' assessment of the correctness and quality of the financial statements and the recommendations of the auditors on internal controls. The committee also reviews and oversees internal accounting policies and practices. The committee held two meetings during 1999.

     The Directors do not maintain a nominating or compensation committee. The Directors held four meetings during 1999.

     * Indicates Director is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940.

TRANSACTIONS WITH DIRECTOR

     The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc.,("Trubee, Collins") of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is a registered person. The total commissions paid by the Company to Trubee, Collins in the Company's last three years were $22,555, $45,693, and $20,835 for 1999, 1998, and 1997, respectively.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP as independent public accountants for the Company for the current year. A representative of KPMG LLP will be available via telephone during the Shareholders Meetings and, if so desired will have an opportunity to make a statement. The representative will be also able to respond to appropriate questions.

     Approval of the proposal to ratify the selections of KPMG LLP as the Company's independent public accountants for the current year requires a favorable vote of a majority of the common stock represented and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR.

                              FINANCIAL STATEMENTS

     Certain financial statements of the Company and the accompanying notes are in the Annual Report. UNDER SEPARATE COVER WE HAVE PROVIDED YOU WITH A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT. IF YOU HAVE NOT RECEIVED THE REPORTS, A COPY WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST DIRECTED TO THE SECRETARY. SHAREHOLDERS MAY USE OUR TOLL-FREE NUMBER (1-877-453-9515) TO REQUEST THE REPORTS.

                         DATE FOR RECEIPT OF PROPOSALS

     Shareholders having proposals which they desire to present at next year's annual meeting should, if they desire that such proposals be included in the Board of Director's proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Charlotte, North Carolina, not later than December 11, 2000. To be so included, all such submissions must comply with the requirements set forth in rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested shareholders to such rule.

     The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, by telephone or telegraph.

     It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the shareholders and to obtain authorization for the execution of proxies. Directors and Officers of the Company may also solicit proxies by such methods without additional remuneration therefor. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to shareholders.

     The Board of Directors does not know of any business which will be presented at the Meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.

     SHAREHOLDERS ARE URGED TO SIGN THE ENCLOSED FORM OF PROXY SOLICITED ON BEHALF OF THE DIRECTORS AND RETURN IT AT ONCE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDERS' DIRECTION.

     The proxy does not affect the right to vote in person at the Annual Meeting and may be revoked by appropriate written notice delivered to the Secretary of the Company at any time before it is voted.

                                          By Order of the Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

April 25, 2000

                                                                      APPENDIX A
                         FIRST CAROLINA INVESTORS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                           JUNE 19, 2000 AT 1:00 P.M.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Carolina Investors, Inc., a Delaware Corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of FIRST CAROLINA INVESTORS, INC. held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Shareholders to be held at Days Inn Hotel (Airport), 4345 Genesee St., Buffalo, New York, on June 19, 2000 at 1:00 P.M., or any adjournment thereof, on the following matters:

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1(a) and 2.

Item 1. ELECTION OF DIRECTORS:

     Brent D. Baird          Bruce C. Baird         Theodore E. Dann, Jr.
     Patrick W.E. Hodgson    James E. Traynor       H. Thomas Webb III

  (a) [ ] FOR all nominees listed above   (b) [ ] WITHHOLD AUTHORITY to vote
          (except as indicated below)             for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below):

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Item 2. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the current year.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

Item 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                               (SEE REVERSE SIDE)

(Continued from other side)

THE UNDERSIGNED hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 20, 2000 and the Proxy Statement furnished herewith.

                                             Dated:                       , 2000
                                                    ---------------------

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                  Signature if held jointly

                                             Please sign exactly as name appears
                                             on stock records. When shares are
                                             held by joint tenants both should
                                             sign. When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.